SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K/A
                                AMENDMENT NO. 2


                 CURRENT REPORT UNDER TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): August 12, 1998
                        Commission File Number:  0-14096


                             FORELAND CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                  NEVADA                              87-0422812
     (State or other jurisdiction of                 (IRS Employer
      incorporation or organization)              Identification No.)



          12596 W. BAYAUD AVENUE
      SUITE 300, LAKEWOOD, COLORADO                     80228
     (Address of Principal Executive Offices)         (Zip Code)


              Registrant's Telephone Number, including Area Code:
                               (303) 988-3122


                                    N/A

     (Former name, former address, and formal fiscal year, if changed since last report)

                   ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS



     (a) Financial statements of businesses acquired. The following financial statements respecting the acquired assets are included as part of this report:

          Independent Auditor's Report

          Statements of Assets and Liabilities June 30, 1998 (unaudited) and December 31, 1997 and 1996

          Statements of Revenues and Direct Expenses for the six months ended June 30, 1998 and 1997 (unaudited) and for the years ended December 31, 1997, 1996, and 1995

          Notes to Financial Statements

     (b) Pro forma financial information. The following pro forma financial information is included as part of this report:

          Introduction to Pro Forma Financial Information

          Pro Forma Balance Sheet June 30, 1998 (unaudited)

          Pro Forma Statement of Operations (unaudited) for the year ended December 31, 1997

          Pro Forma Statement of Operations (unaudited) for the six months ended June 30, 1998

          Notes to Pro Forma


     (c)  Exhibits.  The following exhibit is included as part of this report:

The following exhibits are included as part of this report:

           SEC
Exhibit Reference
Number   Number                Title of Document                       Location
------- --------- -------------------------------------------- -----------------

Item 2.  Plan of Acquisition, Reorganization, Arrangement,
         Liquidation, or Succession
--------------------------------------------------------------

 2.01     2     Option and Purchase Agreement between        Incorporated by
                 Foreland Corporation, Petro Source           Reference(1)
                 Corporation, Petrosource Refining
                 Corporation, and Petrosource Transportation dated December 31, 1997

 2.02     2     Amendment to Option and Purchase Agreement   Original filing(2)
                 between Foreland Corporation, Petro Source
                 Corporation, Foreland Refining Corporation, and Petrosource Transportation dated August
                 11, 1998*


 Item 3.  Instruments Defining the Rights of Security
          Holders
--------------------------------------------------------------

 3.01     3     Designation of Rights, Privileges and        Original filing(2)
                 Preferences for 1998 Series Convertible
                 Preferred Stock

 3.02     3     Registration Rights Agreement between Energy Original filing(2)
                 Income Fund, L.P., and Foreland
                 Corporation, dated as of August 10, 1998


Item 10.  Material Contracts
--------------------------------------------------------------

 10.01   10     Form of Deed of Trust, Security Agreement,    This filing
                 Assignment of Rents, Profits and Proceeds,
                 Financing Statement, and Fixture Filing from Foreland Corporation, Foreland
                 Refining Corporation, and Foreland Asset
                 Corporation

 10.02   10     First Amendment to Financing Agreement       Original filing(2)
                 between Foreland Corporation, Eagle Springs
                 Production Limited Liability Company,
                 Foreland Refining Corporation, Foreland
                 Asset Corporation, Petrosource
                 Transportation, and Energy Income Fund,
                 L.P., dated August 10, 1998*

 10.03   10     Common Stock Purchase Warrant to purchase    Original filing(2)
                 750,000 shares of common stock of Foreland
                 Corporation at $6.00 per share

 10.04   10     Stock Purchase Agreement dated August 10,    Original filing(2)
                 1998, between Energy Income Fund, L.P., and
                 Foreland Corporation

 10.05   10     First Allonge to Acquisition Note in the     Original filing(2)
                 original principal amount of $2,327,000, dated as of August 10, 1998

 10.06   10     First Allonge to Development Note in the     Original filing(2)
                 original principal amount of $13,893,000, dated as of August 10, 1998

 10.07   10     First Allonge to Refinancing Note in the     Original filing(2)
                 original principal amount of $680,000,
                 dated as of August 10, 1998

 10.08   10     Environmental Indemnity Agreement between    Original filing(2)
                 Petro Source Corporation, Petrosource
                 Investments, Inc., Foreland Corporation,
                 Foreland Refining Corporation, Foreland
                 Asset Corporation, and Petrosource
                 Transportation dated August 11, 1998

 10.09   10     Second Amendment to Deed of Trust, Security  Original filing(2)
                 Agreement, Assignment of Production and
                 Proceeds, Financing Statement and Fixture
                 Filing dated as of August 11, 1998, by and among Foreland Corporation, Eagle Springs
                 Production Limited Liability Company,
                 First American Title Company of Nevada,
                 and Energy Income Fund, L.P. *


-------------
(1) Incorporated by reference from the Company's report on Form 8-K dated January 6, 1998.
(2) Filed as an exhibit to the Company's original report on Form 8-K dated August 12, 1998.
* Omitted schedules and similar attachments to these exhibits that are listed and briefly identified in such exhibits will be furnished supplementally to the Commission upon request.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 26, 1998

                                          FORELAND CORPORATION


                                          By/s/N. Thomas Steele, President

                          INDEX TO FINANCIAL STATEMENTS



                                                                         PAGE


INDEPENDENT AUDITOR'S REPORT................................................2

STATEMENTS OF ASSETS AND LIABILITIES - June 30, 1998 (Unaudited),
     December 31, 1997 and 1996 ............................................3

STATEMENT OF REVENUES AND DIRECT EXPENSES - For the Six Months Ended
     June 30, 1998 (Unaudited) and 1997 and For the Years
     Ended December 31, 1997, 1996, and 1995................................4

NOTES TO FINANCIAL STATEMENTS...............................................5

                           INDEPENDENT AUDITOR'S REPORT



Board of Directors
Foreland Refining Corporation


We have audited the accompanying statements of assets and liabilities acquired by Foreland Refining Corporation as of December 31, 1997 and 1996, and the related statements of direct revenues and expenses for each of the years in the three-year period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying financial statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and are not intended to be a complete presentation of the revenues and expenses related to the net assets acquired.

In our opinion, such financial statements present fairly, in all material respects, the assets and liabilities acquired by Foreland Refining Corporation as of December 31, 1997 and 1996, and their direct revenues and expenses for each of the years in the three-year period ended December 31, 1997 in conformity with generally accepted accounting principles.




HEIN + ASSOCIATES LLP

Denver, Colorado
October 2, 1998

                              NET ASSETS ACQUIRED BY
                          FORELAND REFINING CORPORATION

                       STATEMENTS OF ASSETS AND LIABILITIES

                                        JUNE 30,          DECEMBER 31,
                                      -----------  ---------------------------
                                          1998          1997           1996
                                      -----------  -------------  ------------
                                      (Unaudited)

                        ASSETS

CURRENT ASSETS:
  Cash and cash equivalents           $    29,174   $     2,850    $     2,850
  Accounts receivable:
    Trade, net of allowance for
      doubtful accounts of $20,000      2,852,746     3,267,941      1,897,141
    Affiliates                            632,816        52,836          -
  Inventory                             1,133,445     1,260,227      1,365,830
  Prepaid expenses                         77,131       184,483        178,964
                                      ------------  ------------   ------------
       Total current assets             4,725,312     4,768,337      3,444,785

PROPERTY, PLANT AND EQUIPMENT, net      3,318,257     3,683,136      3,733,425

OTHER ASSETS, net                         202,371       279,573         10,955
                                      ------------  ------------   ------------
TOTAL ASSETS                          $ 8,245,940   $ 8,731,046    $ 7,189,165
                                      ------------  ------------   ------------


                      LIABILITIES

CURRENT LIABILITIES:
  Accounts payable:
    Trade                             $ 1,797,960   $ 1,856,175    $ 1,370,014
    Affiliates                                  -             -        520,543
  Other liabilities                       265,269       212,377        149,249
                                      ------------  ------------   ------------
       Total current liabilities        2,063,229     2,068,552      2,039,806
                                      ------------  ------------   ------------

COMMITMENTS AND CONTINGENCIES (Note 5)


NET ASSETS                            $ 6,182,711   $ 6,662,494    $ 5,149,359
                                      ============  ============   ============




SEE ACCOMPANYING NOTES TO THESE COMBINED FINANCIAL STATEMENTS.


                                   NET ASSETS ACQUIRED BY
                               FORELAND REFINING CORPORATION

                         STATEMENTS OF DIRECT REVENUES AND EXPENSES


                                   FOR THE SIX
                                      MONTHS
                                      ENDED                     FOR THE YEARS ENDED
                              -----------------------  --------------------------------------
                               JUNE 30,      JUNE 30,              DECEMBER 31,
                                 1998          1997         1997         1996        1995
                              -----------  ----------- ------------ ------------ ------------
                              (Unaudited)  (Unaudited)

REVENUES:
  Refining revenue            $10,527,013  $9,827,225  $23,874,848  $17,126,849  $15,516,811
  Transportation revenue          732,253     620,365    1,686,935    2,201,839    3,317,147
                              -----------  ----------- ------------ ------------ ------------
    Total revenue              11,259,266  10,447,590   25,561,783   19,328,688   18,833,958


COSTS AND EXPENSES:
  Costs of sales                9,124,025   8,553,981   20,407,896   14,933,310   13,793,934
  Operating expenses            2,036,603   1,956,622    4,148,559    3,530,445    3,958,108
                              -----------  ----------- ------------ ------------ ------------
    Total costs and expenses   11,160,628  10,510,603   24,556,455   18,463,755   17,752,042
                              -----------  ----------- ------------ ------------ ------------

EXCESS OF DIRECT REVENUES
  OVER EXPENSES                $   98,638    $(63,013)  $1,005,328   $  864,933   $1,081,916
                              ===========  =========== ============ ============ ============




SEE ACCOMPANYING NOTES TO THESE COMBINED FINANCIAL STATEMENTS.

                     NET ASSETS ACQUIRED BY
                  FORELAND REFINING CORPORATION

                  NOTES TO FINANCIAL STATEMENTS

1   BASIS OF PRESENTATION:

    The accompanying financial statements present the assets and liabilities of certain refineries and transportation equipment (the "Net Assets" or the "Refineries") which were owned by Petro Source Corporation and subsidiaries (collectively referred to herein as "Petro Source") and their historical direct revenues and expenses. Most of the assets are located in Nevada. As discussed in Note 6, the Net Assets were acquired by Foreland Corporation on August 12, 1998.

    These financial statements present the assets acquired and liabilities assumed at their historical cost basis, and the direct revenues and expenses of these assets on the accrual basis. They are not intended to be a complete presentation of the financial position and results of operations of Petro Source.

    Unaudited Information - The accompanying financial statements as of June 30, 1998 and for the six-month periods ended June 30, 1998 and 1997 are included herein without audit. In the opinion of management, these financial statements contain all adjustments (consisting only of normal recurring items) necessary to present fairly the financial position and the results of operations for the periods presented. The results of operations as of and for the six months ended June 30, 1998 are not necessarily indicative of the results to be expected for the full year.


2   NATURE OF OPERATIONS:

    The Refineries produce diesel fuel, residual fuel oil, asphalts, and other petroleum products; and market and transport such products.


3   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:


    Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Cash Equivalents - All highly liquid investments purchased with an original maturity of three months or less are considered to be cash equivalents.

    Concentrations of Credit Risk - Financial instruments which are subject to concentrations of credit risk consist principally of trade receivables. The Refineries' policy is to evaluate, prior to shipment, each customer's financial condition and determine the amount of open line credit to be extended. It is also the Refineries' policy to obtain adequate letters of credit or other acceptable security as collateral for amounts in excess of the open line.

    At December 31, 1997, trade receivables were predominantly from customers in the Intermountain West region of the United States. The trade receivables were from mining, manufacturing, construction, utility, and refining companies.

    Inventory - Inventories consist principally of hydrocarbons and chemical supplies which are valued at the lower of cost (first-in, first-out) or market.

    Affiliates - Receivables from and payables to affiliates are to be settled as part of the closing of the sale of the net assets (see Note 6).

    Property, Plant and Equipment - Property, plant and equipment include refinery, transportation and other equipment, as well as computer equipment, furniture and fixtures. Such items are stated at cost when purchased.

    Depreciation of property, plant and equipment, and amortization of capital leases are computed using the straight-line method of accounting with estimated economic lives ranging from 3 to 20 years. Maintenance, repairs, and minor replacements are charged to expense as incurred.

    Deferred Turnaround Charges - Included in other assets are net deferred turnaround charges which consist of major refurbishing and other upgrades which extend the life of the refineries totaling $255,821 and $-0- at December 31, 1997 and 1996, respectively. Deferred turnarounds are amortized over 3 years.



4   PROPERTY, PLANT AND EQUIPMENT:


                                                      1997         1996
                                                  ------------ ------------
Property, plant and equipment:
    Building and refineries                       $ 7,216,245  $7,216,245
    Computer equipment, furniture and fixtures        189,969     174,404
    Transportation and other equipment              1,108,502     569,898

    Less accumulated depreciation and
      amortization                                 (4,831,580) (4,227,122)
                                                  ------------ ------------
                                                  $ 3,683,136  $3,733,425
                                                  ============ ============

    Depreciation expense was approximately $326,926 (unaudited) and $310,420 (unaudited) for the six months ended June 30, 1998 and 1997, respectively, and $588,922, $590,817, and $622,208 for the years ended December 31, 1997,
    1996, and 1995, respectively.

5   COMMITMENTS AND CONTINGENCIES:


    Lease Commitments - The Refineries' leasing arrangements consist primarily of premises, equipment and truck leases that are classified as operating leases. Rental expense for all operating leases for the periods ended December 31, 1997, 1996, and 1995 was approximately $597,000, $525,000, and
    $746,000, respectively.

    Future minimum lease payments under such arrangements are as follows for the years ending December 31:


                                    Operating
                                     Leases
                                   ------------


                    1998            $ 309,492

                    1999               61,761

                    2000               27,854

                    2001               13,050

                    2002               13,050

                    Thereafter        531,025
                                   -----------

                                    $ 956,232
                                   ===========

    Environmental - The refineries are subject to environmental issues which are considered routine for its business activities. In the opinion of management the ultimate liability to the refineries of such issues will not have a material adverse impact on its financial position. The seller of the refineries assets has agreed to indemnify the purchaser for all environmental liabilities (see Note 6).


6   SUBSEQUENT EVENT:

    On August 12, 1998, Foreland Corporation completed the purchase from Petro Source of two refineries and certain transportation equipment used to gather crude oil and distribute refined products. Foreland Corporation issued 864,000 shares of common stock valued at $3,007,322 and paid $5,000,000 (subject to adjustment) in cash. Foreland also incurred approximately $51,000 in costs associated with the acquisition. The purchase of the refinery and transportation assets and related operations was effective for accounting purposes as of June 1, 1998. The acquisition will be accounted for as a purchase.

                               FORELAND CORPORATION

                 INTRODUCTION TO PRO FORMA FINANCIAL INFORMATION

  On August 12, 1998, Foreland Corporation completed the purchase from Petro Source of two refineries and certain transportation equipment used to gather crude oil and distribute refined products. Foreland Corporation issued 864,000 shares of common stock valued at $3,007,322 and paid $5,000,000 (subject to adjustment) in cash. Foreland also incurred approximately $51,000 in costs associated with the acquisition. The purchase of the refinery and transportation assets and related operations was effective for accounting purposes as of June 1, 1998. The acquisition will be accounted for as a purchase.

The cash purchase price was funded by a $5,000,000 draw on Foreland's long-term debt financing arrangement. The Company also sold to the holder of the long-term debt 2,000 shares of convertible preferred stock for $2,000,000.

The accompanying pro forma combined balance sheet is presented as if the acquisition had occurred on June 30, 1998. The accompanying pro forma combined statements of operations are presented as if the acquisition had occurred as of January 1, 1997.

These statements are not necessarily indicative of future operations or the actual results that would have occurred had the acquisition been consummated at the beginning of the periods indicated. Furthermore, the financial information of the assets acquired include only direct revenue and operating expenses. It is highly probable Foreland will incur additional indirect expense amounts with the acquisition which are not reflected in the accompany pro forma financial information. Such additional indirect costs cannot be estimated. The pro forma combined financial statements should be read in conjunction with the historical financial statements and notes thereto of Foreland Corporation and the Net Assets Acquired by Foreland Refining Corporation, included elsewhere in this document and in Foreland's annual report on Form 10-K and quarterly report on Form 10-Q.

                                   FORELAND CORPORATION
                                 PRO FORMA BALANCE SHEETS
                                      JUNE 30, 1998
                                       (Unaudited)

                                                 NET ASSETS          PRO FORMA                PRO FORMA
                                      FORELAND    ACQUIRED          ADJUSTMENTS               COMBINED
                                    ------------ ------------ --------------------------    ------------


                             ASSETS



CURRENT ASSETS:
  Cash and cash equivalents          $1,317,994   $   29,174  $7,000,000(a) $(5,000,000)(b) $ 3,347,168
  Accounts receivable:
    Trade                               147,072    2,852,747                                  2,999,819
    Affiliate                                        632,816                                    632,816
  Inventory                             140,863    1,133,445                                  1,274,308
  Prepaid expenses and other              4,754       77,130                                     81,884
                                    ------------ ------------ ------------  ------------    ------------
       Total current assets           1,610,683    4,725,312   7,000,000     (5,000,000)      8,335,995

PROPERTY AND EQUIPMENT, net           7,731,489    3,318,257                  2,441,100 (b)  13,490,846

OTHER ASSETS:
  Option to acquire Petro
    Source assets                       571,572        -                       (571,572)(b)           -
  Deposits and other                    761,346      202,371                                    963,717
                                    ------------ ------------ ------------  ------------    ------------
TOTAL ASSETS                        $10,675,090   $8,245,940  $7,000,000    $(3,130,472)    $22,790,558
                                    ============ ============ ============  ============    ============

              IABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable and
    accrued expenses                  $ 576,177   $2,068,146  $             $               $ 2,644,323
  Officers' salaries payable            408,889                                                 408,889
  Oil and gas sales payable              26,950                                                  26,950
  Current portion of
    long-term debt                    1,076,240       40,000                                  1,116,240
                                    ------------ ------------ ------------  ------------    ------------
     Total current liabilities        2,088,256    2,108,146                                  4,196,402


LONG-TERM DEBT                        3,420,222            -   5,000,000(a)                   8,420,222


STOCKHOLDERS' EQUITY:

  Preferred stock, $0.001 par value;
  5,000,000 shares authorized:
    1991 convertible preferred stock         40                                                      40
    1994 convertible preferred stock        153                                                     153
    1995 convertible preferred stock        361                                                     361
    1998 convertible preferred stock                                   2(a)                           2
  Common stock, $0.001 par value;
    50,000,000 shares authorized;
    8,548,922 shares issued and
    outstanding                           8,549                                     864(b)        9,413
  Additional paid-in capital         33,698,965                1,999,998(a)   3,006,458(b)   38,705,421
  Net assets                                       6,137,794                 (6,137,794)(b)           -

  Less note and stock subscriptions
  receivable                           (324,670)                                               (324,670)
  Accumulated deficit               (28,216,786)                                            (28,216,786)
                                    ------------ ------------ ------------  ------------    ------------
       Total stockholders' equity     5,166,612    6,137,794   2,000,000     (3,130,472)     10,173,934
                                    ------------ ------------ ------------  ------------    ------------
TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY              $10,675,090   $8,245,940  $7,000,000    $(3,130,472)    $22,790,558
                                    ============ ============ ============  ============    ============


SEE ACCOMPANYING NOTES TO PRO FORMA.

                                   FORELAND CORPORATION
                            PRO FORMA STATEMENT OF OPERATIONS
                           FOR THE YEAR ENDED DECEMBER 31, 1997
                                       (Unaudited)


                                                            NET ASSETS    PRO FORMA       PRO FORMA
                                                FORELAND    ACQUIRED     ADJUSTMENTS      COMBINED
                                             ------------  ------------  ------------   ------------
REVENUE:
  Oil sales                                   $2,213,336   $             $               $2,213,336
  Refinery sales                                            23,874,848                   23,874,848
  Transportation revenue                                     1,686,935                    1,686,935
  Operator and well service revenue               72,782                                     72,782
  Other income, net                               14,626                                     14,626
                                             ------------  ------------  ------------   ------------
       Total revenue                           2,300,744    25,561,783                   27,862,527

EXPENSES:
  Oil production                                 907,332                                    907,332
  Oil exploration                              1,252,838                                  1,252,838
  Dry hole, abandonment, and impairment costs    578,888                                    578,888
  Cost of refinery and transportation sales                 20,407,896                   20,407,896
  Refining and transportation operating                      4,148,559       122,000(c)   4,270,559
  expenses
  General and administrative                     925,287                                    925,287
  Shareholder/investor services                  192,664                                    192,664
  Below market stock options                     185,371                                    185,371
  Bad debt expense                                36,241                                     36,241
  Depreciation, depletion and amortization     1,288,780                                  1,288,780
                                             ------------  ------------  ------------   ------------
    Total expenses                             5,367,401    24,556,455       122,000     30,045,856
                                             ------------  ------------  ------------   ------------

OPERATING INCOME (LOSS)                       (3,066,657)    1,005,328      (122,000)    (2,183,329)

OTHER INCOME (EXPENSE):
  Interest income                                113,407                                    113,407
  Interest expense                              (169,176)                   (600,000)(d)   (769,176)
  Loss on sale of oil and gas properties          (7,474)                                    (7,474)
                                             ------------  ------------  ------------   ------------

NET LOSS                                      (3,129,900)    1,005,328      (722,000)    (2,846,572)

PREFERRED STOCK DIVIDENDS:
  Converted to common stock                     (164,029)                                  (164,029)
  Accrued                                                                   (240,000)(e)   (240,000)
  Imputed                                       (216,000)                                  (216,000)

                                             ------------  ------------  ------------   ------------

NET LOSS APPLICABLE TO COMMON STOCKHOLDERS   $(3,509,929)  $ 1,005,328    $ (962,000)   $(3,466,601)
                                             ============  ============  ============   ============

NET LOSS PER COMMON SHARE                    $      (.46)                               $     (.41)
                                             ============  ============  ============   ============

WEIGHTED AVERAGE NUMBER OF COMMON SHARES
OUTSTANDING                                    7,656,400                     864,000(b)   8,520,400
                                             ============  ============  ============   ============

SEE ACCOMPANYING NOTES TO PRO FORMA.

                                   FORELAND CORPORATION

                            PRO FORMA STATEMENT OF OPERATIONS
                          FOR THE SIX MONTHS ENDED JUNE 30, 1998
                                       (Unaudited)
                                                            NET ASSETS    PRO FORMA       PRO FORMA
                                                FORELAND    ACQUIRED     ADJUSTMENTS      COMBINED
                                             ------------  ------------  ------------   ------------
REVENUE:
  Oil and gas sales                            $ 730,306      $      -        $    -    $   730,306
  Refinery sales                                            10,527,013                   10,527,013
  Transportation revenue                                       732,253                      732,253
  Operator and well service revenue                -                 -                            -
  Other income, net                                1,104             -                        1,104
                                             ------------  ------------  ------------   ------------
       Total revenue                             731,410    11,259,266                   11,990,676


EXPENSES:
  Oil and gas production                         891,624                                    891,624
  Oil and gas exploration                        476,267                                    476,267
  Well service costs                               2,465                                      2,465
  Dry hole and abandonment costs                 490,465                                    490,465
  Cost of refinery and transportation sales            -     9,124,025                    9,124,025
  Refining and transportation operating                -     2,036,603        61,000(c)   2,097,603
  expenses
  General and administrative                     369,894                                    369,894
  Shareholder/investor services                   70,979                                     70,979
  Compensation - below market options             12,344                                     12,344
  Depreciation, depletion and amortization       379,280                                    379,280
                                             ------------  ------------  ------------   ------------
    Total expenses                             2,693,318    11,160,628        61,000     13,914,946
                                             ------------  ------------  ------------   ------------

OPERATING LOSS                                (1,961,908)       98,638       (61,000)    (1,924,270)

OTHER INCOME (EXPENSE):
  Gain (loss) on sale of asset                     3,460                                      3,460
  Interest income                                 81,988                                     81,988
  Interest expense                              (650,521)            -      (300,000)(d)   (950,521)
                                             ------------  ------------  ------------   ------------
NET LOSS                                      (2,526,981)       98,638      (361,000)    (2,789,343)

PREFERRED STOCK DIVIDENDS                                                   (120,000)(e)   (120,000)
                                             ------------  ------------  ------------   ------------

NET LOSS APPLICABLE TO COMMON STOCKHOLDERS   $(2,526,981)    $  98,638     $(481,000)   $(2,909,343)
                                             ============  ============  ============   ============

NET LOSS PER COMMON SHARE                      $    (.30)                               $      (.31)
                                             ============  ============  ============   ============

WEIGHTED AVERAGE NUMBER OF COMMON SHARES
OUTSTANDING                                    8,508,800                     864,000(b)   9,372,800
                                             ============  ============  ============   ============

SEE ACCOMPANYING NOTES FOR PRO FORMA.

                               FORELAND CORPORATION

                                NOTES TO PRO FORMA



a.To record the issuance of $5,000,000 in long-term debt and $2,000,000 in convertible preferred stock.

b.To record the acquisition of the net assets for cash of $5,000,000, application of the option price of $571,572, and issuance of 864,000 additional shares of common stock valued at $3,007,322.

c.To record additional depreciation expense based upon allocation of the purchase price.

d.To record interest expense related to issuance of additional long-term debt.

e.To record accrued dividends on the 1998 convertible preferred stock at 12% per annum.